UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2014

EXTERRAN PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive, Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 836-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement

Purchase and Sale Agreement and Equity Commitment Agreement

On February 27, 2014, EXLP Operating LLC, our wholly-owned subsidiary (“EXLP Operating”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with MidCon Compression, L.L.C. (“MidCon”) to acquire from MidCon natural gas compression assets, including 334 compression units with a total horsepower of approximately 440,000, a tract of real property and the facility located thereon, a fleet of vehicles, personal property and parts inventory, for approximately $360 million. The acquisition, which is subject to certain closing conditions, is expected to close in the second quarter of 2014.

EXLP Operating has agreed with Exterran Energy Solutions, L.P. (“EESLP”), a wholly-owned subsidiary of Exterran Holdings, Inc. (individually and together with its subsidiaries, “EXH”), that at the closing of the acquisition, EXLP Operating will direct MidCon to sell approximately $9.4 million of the assets to be acquired in the acquisition, including a tract of real property and the facility located thereon, a fleet of vehicles, personal property and parts inventory, to EESLP. Under the Third Amended and Restated Omnibus Agreement, dated as of June 10, 2011 (as amended, the “Omnibus Agreement”), by and among us, EXH, and certain of our respective subsidiaries, EXH provides all operational staff, corporate staff and support services reasonably necessary to run our business. EXH allocates the costs of such services to us; however, the Omnibus Agreement caps our obligation to reimburse EXH for any cost of sales that it incurs in the operation of our business and any selling, general and administrative (“SG&A”) costs allocated to us.  In connection with and upon the closing of the acquisition, the Omnibus Agreement will be amended to increase the cap on SG&A costs allocable from EXH to us based on such costs incurred by EXH on our behalf and any such costs incurred directly by us or our subsidiaries, from $15.0 million per quarter to $17.7 million per quarter. Unless extended, these caps will terminate on December 31, 2014.

In connection with the acquisition, on February 27, 2014, we entered into an Equity Commitment Agreement (the “Equity Commitment”) with EXH, pursuant to which EXH agreed to purchase up to $150.0 million aggregate amount of common units representing limited partnership interests in us (the “Common Units”) under certain circumstances in the event we are not able to complete an underwritten public offering of Common Units prior to the acquisition closing date.

The foregoing summary is qualified in its entirety by reference to the Purchase Agreement and the Equity Commitment, copies of which are filed as Exhibit 2.1 and Exhibit 10.1, respectively, to this Form 8-K and are incorporated in this Item 1.01 by reference.

Nothing in this Form 8-K shall constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Relationships

EXH holds (as of the date of this Form 8-K and without giving effect to the Common Units that may be issued pursuant to the Equity Commitment) an indirect 40% limited partner interest in us through its subsidiaries and a 2% general partner interest and incentive distribution rights in us through its indirect ownership of our general partner. Certain officers and directors of our general partner also serve as officers and directors of EXH.

Item 3.02              Unregistered Sales of Equity Securities

The description in Item 1.01 above of our contemplated issuance of Common Units to EXH under the Equity Commitment is incorporated herein by reference.  It is expected that any such transaction would be undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(2), as a transaction by an issuer not involving a public offering.

Item 8.01              Other Events

On February 28, 2014, we announced that we had entered into the Purchase Agreement and the Equity Commitment. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

Statements about the consummation of any transaction and all other statements other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside our control, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to, statements regarding the acquisition, our ability to complete the acquisition and the expected timing of the closing thereof; statements related to the Equity Commitment and the terms thereof; and statements related to the amendment to the Omnibus Agreement and the timing thereof.

While we believe that the assumptions concerning future events are reasonable, we caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of our business. Among the factors that could cause results to differ materially from those indicated by forward-looking statements are changes in the capital and financial markets that impact the effect of the contemplated transactions on Exterran Partners, and the failure of any party to the contemplated transactions to satisfy the conditions to the closing of the transactions.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in our Annual Report on Form 10-K for the year ended December 31, 2013, and those set forth from time to time in our filings with the Securities and Exchange Commission, which are currently available at www.exterran.com. Except as required by law, we expressly disclaim any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

Item 9.01              Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Purchase and Sale Agreement, dated February 27, 2014, between EXLP Operating LLC and MidCon Compression, L.L.C.*

10.1	Equity Commitment Agreement, dated February 27, 2014, between Exterran Holdings, Inc. and Exterran Partners, L.P.

99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P., dated February 28, 2014

*              Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. We undertake to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN PARTNERS, L.P.

	By:	Exterran General Partner, L.P., its general partner

	By:	Exterran GP LLC, its general partner

(Registrant)

March 5, 2014	By:	/s/ David S. Miller
David S. Miller
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Purchase and Sale Agreement, dated February 27, 2014, between EXLP Operating LLC and MidCon Compression, L.L.C.*

10.1	Equity Commitment Agreement, dated February 27, 2014, between Exterran Holdings, Inc. and Exterran Partners, L.P.

99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P., dated February 28, 2014

*              Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. We undertake to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.